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                                                                   EXHIBIT 10.57


                      AMENDMENT TO GERMAN PLEDGE AGREEMENT


               AMENDMENT TO GERMAN PLEDGE AGREEMENT (this "Agreement"), dated as of April 29, 1998, by and between DECORA INDUSTRIES, INC., a Delaware corporation ("Pledgor"), and UNITED STATES TRUST COMPANY OF NEW YORK (together with any successors or assigns, the "Trustee"), in its capacity as trustee under the Indenture (as hereinafter defined).

               WHEREAS, Pledgor, Decora, Incorporated, a Delaware corporation ("Decora"), and the Trustee have entered into an indenture, dated as of the date hereof (the "Indenture"), pursuant to which the Pledgor's 11% Senior Secured Notes due 2005 (the "Notes") will be issued concurrently herewith;

               WHEREAS, Pledgor and the Trustee have entered into a pledge agreement (the "Pledge Agreement") relating to a pledge by Pledgor of 65% of its shares in Decora Industries Deutschland GmbH ("GmbH") (terms defined in the Pledge Agreement but not defined herein have the meanings given to them in the Pledge Agreement);

               WHEREAS, In the interest of time, the Pledge Agreement was notarized by a public notary in Germany before the closing of the offering of the Notes;

               WHEREAS, Pledgor and the Trustee wish to make the following changes to the notarized Pledge Agreement before ratifying the notarization of the Pledge Agreement;

               NOW, THEREFORE, Pledgor and the Trustee agree as follows:

               1. Collateral. Pledgor and the Trustee agree that, for the avoidance of doubt, the Share (as defined in the Pledge Agreement) and the rights relating thereto set forth under Section 1(2) of the Pledge Agreement shall constitute Collateral under the Indenture.

               2. Issuer Acknowledgment. Pledge agrees to cause GmbH to execute and deliver to the Trustee the acknowledgment attached hereto in the form of
Exhibit 1.

               3. Conforming Changes to Pledge Agreement. Pledgor and the Trustee agree to enter into such additional agreements governed by German law and to do such things (including, to the extent necessary, notarization of any such additional agree-

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ments) as are necessary to effect and make valid the changes contained herein.

               4. Termination; Release. When all of the Secured Obligations have been paid in full, this Agreement shall terminate. Upon termination of this Agreement and the other Security Documents or any release of Collateral in accordance with the provisions of the Indenture, the Trustee shall, upon the request and at the sole cost and the expense of Pledgor, forthwith assign, transfer and deliver to Pledgor against receipt and without express or implied recourse to or warranty by the Trustee, such of the Collateral to be released as may be in possession of the Trustee and as shall not have been sold or otherwise applied pursuant to the terms hereof, and proper instruments acknowledging the termination of this Agreement and the other Security Documents or the release of such Collateral, as the case may be.



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               IN WITNESS WHEREOF, Pledgor and the Trustee have executed this
Agreement as of the day and year first above written.

                                            DECORA INDUSTRIES, INC.


                                            By:  ____________________________
                                                 Name:
                                                 Title:


                                            UNITED STATES TRUST COMPANY OF
                                              NEW YORK, as Trustee


                                            By:  ____________________________
                                                 Name:
                                                 Title:


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                                    EXHIBIT 1


                          Form of Issuer Acknowledgment


               The undersigned hereby (i) acknowledges receipt of a copy of the Pledge Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Pledge Agreement"; capitalized terms used herein but not defined herein have the meanings given such terms in the Pledge Agreement), dated as of April 29, 1998, between Decora Industries, Inc. (the "Pledgor") and United States Trust Company of New York, as Trustee ("Trustee"),
(ii) agrees promptly to note on its books the security interests granted and confirmed under the Agreement, (iii) agrees that it will comply with instructions of Trustee with respect to the applicable Collateral without further consent by applicable Pledgor, (iv) agrees to notify Trustee upon obtaining knowledge of any interest in favor of any Person in the applicable Collateral that is adverse to the interest of Trustee therein and (v) waives any right or requirement at any time hereafter to receive a copy of the Pledge Agreement in connection with the registration of any Collateral thereunder in the name of Trustee or its nominee or the exercise of voting rights by Trustee or its nominee.

                                            DECORA INDUSTRIES DEUTSCHLAND GMBH


                                            By: ________________________________
                                                Name:
                                                Title: